SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2006

Alcan Inc.
(Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2 (Address of principal executive offices, including postal code)

(514) 848-8000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              REGULATION FD DISCLOSURE.

Alcan Inc. (''Alcan'' or the ''Company'') held its Annual Meeting of Shareholders on April 27, 2006. Alcan's Chairman of the Board, L. Yves Fortier, provided remarks, followed by Alcan's President and Chief Executive Officer, Richard B. Evans, who discussed the Company's business and financial performance. The presentations are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference.

The information included in Exhibits 99.1 and 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Certain slides accompanying Mr. Evans' presentation will be posted on Alcan's website at www.alcan.com.

Forward-Looking Statements

Statements made in the exhibits hereto which describe the Company's or management's objectives, projections, estimates, expectations or predictions of the future may be "forward-looking statements" within the meaning of securities laws, which can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will", "should", "estimates", "anticipates" or the negative thereof or other variations thereon.  All statements that address the Company's expectations or projections about the future including statements about the Company's growth, cost reduction goals, expenditures and financial results are forward-looking statements. The Company cautions that, by their nature, forward-looking statements involve risk and uncertainty and that the Company's actual actions or results could differ materially from those expressed or implied in such forward-looking statements or could affect the extent to which a particular projection is realized.  Reference should be made to the Company's most recent Annual Report on Form 10-K for a summary of factors that could cause such differences.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits
	99.1	Presentation by L. Yves Fortier, Chairman of the Board of Alcan Inc.
	99.2	Presentation by Richard B. Evans, President and Chief Executive Officer of Alcan Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCAN INC.

BY:	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: April 27, 2006

EXHIBIT INDEX

Exhibit	Description
Number

99.1	Presentation by L. Yves Fortier, Chairman of the Board of Alcan Inc.
99.2	Presentation by Richard B. Evans, President and Chief Executive Officer of Alcan Inc.